BLACKROCK EMERGING MARKETS FUND, INC.

(the “Fund”)

Supplement dated March 31, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated February 28, 2020, as amended or supplemented to date

Effective April 1, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Emerging Markets Fund, Inc. — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Emerging Markets Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Gordon Fraser	2017	Managing Director of BlackRock, Inc.
Kevin Jia	2020	Vice President of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Emerging Markets Fund — About the Portfolio Management Team of Emerging Markets Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF EMERGING MARKETS FUND
Emerging Markets Fund is managed by a team of financial professionals. Gordon Fraser and Kevin Jia are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — Emerging Markets Fund” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Gordon Fraser	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2015 to 2018; Vice President of BlackRock, Inc. from 2012 to 2015.
Kevin Jia	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Vice President at BlackRock, Inc. since 2020; Associate at BlackRock, Inc. from 2015 to 2019; Analyst at KKR from 2013 to 2015.

Shareholders should retain this Supplement for future reference.

ALLPRO-EM-0320-SUP